UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2024
Solventum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41968	92-2008841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W
2510 Conway Avenue East
Maplewood, MN 55144

(Address of Principal Executive Offices, including Zip code)

(651) 733-1110

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2024, the Board of Directors (the “Board”) of Solventum Corporation (“Solventum”) approved amended and restated Bylaws of Solventum (the “Bylaws”), which were effective as of such date. The Bylaws include the following amendments:

Article II, Sections 2.9 and 2.11 of the Bylaws have been amended to update the advance notice and related procedural and disclosure requirements by which a stockholder may propose business in connection with an annual meeting of stockholders, including (i) eliminating the requirements that a nominating stockholder provide information with respect to “any principal competitor” of Solventum and the background of any other person or entity on whose behalf a nomination is being made, and (ii) clarifying that the type of “support” of other stockholders to be disclosed is financial support.

Article II, Section 2.12 of the Bylaws has been amended to remove subsection (D), which required that nominees to the Board tender irrevocable resignations that would become effective upon certain determinations by the Board.

Article VI, Section 6.1 of the Bylaws has been amended to include Solventum directors, officers, and employees as eligible for indemnification, which aligns the Bylaws with the indemnification provision of Solventum’s Amended and Restated Certificate of Incorporation.

In addition, the Board approved certain other administrative changes, including technical and conforming revisions and clarifications. The description set forth under this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated on September 20, 2024, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Solventum Corporation, as adopted September 20, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2024	SOLVENTUM CORPORATION

	By:	/s/ Matthew Rice
Matthew Rice
Vice President, Associate General Counsel & Assistant Secretary